NUVEEN REAL ASSET INCOME FUND

SUPPLEMENT DATED DECEMBER 14, 2018

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2018

Effective January 2, 2019, Jean C. Lin will be added as a portfolio manager for the Fund. Jay L. Rosenberg, Tryg T. Sarsland and Brenda A. Langenfeld will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-RAIS-1218P